Dec. 07, 2015
JNL/WCM Focused International Equity Fund
Please note that the changes apply to your variable annuity product(s).

Effective March 1, 2016, the JNL/WCM Focused International Equity Fund (the "Fund") has adopted an investment policy to invest, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities.

As a result, in the Fund's summary prospectus section entitled "Summary Overview of Each Fund," please delete the first paragraph in the sub-section entitled "Principal Investment Strategies" and replace it with the following paragraph:

Principal Investment Strategies.  The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities.